UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: December 3, 2001

THE DIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization) 15501 NORTH DIAL BOULEVARD SCOTTSDALE, ARIZONA (Address of Principal Executive Offices)	51-0374887 (I.R.S. Employer Identification No.) 85260-1619 (Zip Code)

Registrant's Telephone Number, Including Area Code (480) 754-3425

ITEM 5. OTHER EVENTS

On August 28, 2001 Dial sold all of the stock of its wholly-owned subsidiary, Sarah Michaels, Inc., and inventory, other operating, intellectual property and other intangible assets associated with its Specialty Personal Care business. The SPC business included the businesses conducted under the Sarah Michaels and Freeman trademarks.

Dial retained all accounts receivable and accounts payable relating to the Specialty Personal Care business generated prior to August 28, 2001.

The accompanying consolidated balance sheets, statements of consolidated operations and statements of consolidated cash flows have been prepared to reflect the historical results of continuing operations as adjusted for the reclassification of the Specialty Personal Care business as discontinued operations.

The Dial Corporation

Consolidated Balance Sheets

	April 1,	July 1,	September 30,	December 31,	March 31,	June 30,	September 29,
	2000	2000	2000	2000	2001	2001	2001

Cash and cash equivalents	$4,947	$19,852	$6,424	$6,733	$4,467	$7,977	$6,570

Receivables, net of allowances	145,433	160,943	130,457	136,041	125,642	122,414	122,419

Inventories	155,155	145,877	156,537	144,806	152,805	145,571	147,447

Deferred income taxes	13,870	12,611	12,641	16,573	16,823	17,439	19,863

Income tax receivable	—	—	—	—	6,591	—	31,110

Current assets of discontinued operations	64,927	61,382	70,353	80,932	37,933	39,391	—

Other current assets	10,999	5,824	5,447	3,403	5,012	5,951	6,844

Total current assets	395,331	406,489	381,859	388,488	349,273	338,743	334,253

Property and equipment, net	298,398	299,186	291,209	294,924	276,988	271,349	264,067

Deferred income taxes	48,016	46,815	45,230	48,623	46,560	45,523	45,643

Intangibles, net	320,554	424,489	423,934	421,744	430,446	429,507	427,013

Non-current assets of discontinued operations	220,625	216,050	209,927	205,620	204,669	197,772	—

Other assets	41,086	67,699	68,075	33,318	33,958	34,476	24,514

TOTAL ASSETS	$1,324,010	$1,460,728	$1,420,234	$1,392,717	$1,341,894	$1,317,370	$1,095,490

LIABILITIES & EQUITY
Margin Trade accounts payable	$86,966	$113,163	$115,449	$128,093	$107,874	$109,857	$107,132

Short term debt	151,807	130,484	167,270	125,776	115,762	78,999	—

Income taxes payable	11,079	13,255	11,704	10,746	—	6,040	—

Current liabilities of discontinued operations	10,849	13,945	24,647	30,399	17,165	13,844	—

Other current liabilities	72,680	91,386	98,641	110,587	105,558	121,486	154,038

Total current liabilities	333,381	362,233	417,711	405,601	346,359	330,226	261,170

Long-term debt	410,650	526,468	469,187	469,271	469,270	448,467	480,936

Pension and other benefits	229,008	226,824	220,447	217,035	215,455	214,340	213,455

Other liabilities	6,333	6,782	6,943	6,903	6,698	6,965	7,163

Total liabilities	979,372	1,122,307	1,114,288	1,098,810	1,037,782	999,998	962,724

Common stock, $.01 par	1,056	1,056	1,057	1,057	1,057	1,057	1,057

Additional capital	408,792	397,934	400,703	402,024	407,497	412,329	419,409

Retained income (deficit)	204,335	198,176	164,724	153,600	163,045	174,141	(14,928)

Accumulated other comprehensive income	(2,965)	(3,517)	(3,488)	(3,465)	(3,922)	(3,697)	(1,171)

Unearned employee benefits	(52,941)	(41,421)	(43,124)	(45,128)	(48,620)	(51,359)	(56,330)

Treasury stock	(213,639)	(213,807)	(213,926)	(214,181)	(214,945)	(215,099)	(215,271)

Total stockholders’ equity	344,638	338,421	305,946	293,907	304,112	317,372	132,766

TOTAL LIABILITIES & EQUITY	$1,324,010	$1,460,728	$1,420,234	$1,392,717	$1,341,894	$1,317,370	$1,095,490

The Dial Corporation

Statement of Consolidated Operations

	2000

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year

Net Sales	$346,282	$388,570	$385,624	$401,798	$1,522,274

Costs and expenses:

Cost of products sold	173,142	193,426	197,471	207,154	771,193

Asset writedowns and discontinued product inventories as a result of restructuring and special charges	—	6,813	3,030	676	10,519

Total cost of products sold	173,142	200,239	200,501	207,830	781,712

Selling, general and administrative expenses	128,502	153,952	158,128	162,945	603,527

Restructuring and special charges and other asset writedowns	—	3,586	3,596	235	7,417

Total costs and expenses	301,644	357,777	362,225	371,010	1,392,656

Operating income	44,638	30,793	23,399	30,788	129,618

Interest and other expenses	(9,639)	(12,322)	(13,875)	(14,470)	(50,306)

Net Income (loss) of joint ventures	(721)	(3,624)	(13,635)	(19,634)	(37,614)

Other income (expense) — gain (loss) on special items	—	6,662	4,583	(2,002)	9,243

Income (loss) from continuing operations before income taxes	34,278	21,509	472	(5,318)	50,941

Income taxes (benefit)	11,607	6,666	918	(2,539)	16,652

Income (loss) from continuing operations	22,671	14,843	(446)	(2,779)	34,289

Discontinued operation:

Loss from discontinued Specialty Personal Care segment, net of income tax	(1,173)	(13,714)	(25,720)	(4,690)	(45,297)

Loss on disposal of discontinued Specialty Personal Care segment, net of income tax	—	—	—	—	—

Net Income (Loss)	$21,498	$1,129	$(26,166)	$(7,469)	$(11,008)

Weighted average basic shares outstanding	93,979	91,084	91,150	91,241	92,237

Weighted average equivalent shares	631	287	—	—	—

Weighted average diluted shares outstanding	94,610	91,371	91,150	91,241	92,237

Basic net income (loss) per common share:

Income (loss) from continuing operations	$0.24	$0.16	$(0.00)	$(0.03)	$0.37

Loss from discontinued operations	(0.01)	(0.15)	(0.28)	(0.05)	(0.49)

Basic net income (loss) per common share	$0.23	$0.01	$(0.29)	$(0.08)	$(0.12)

Diluted net income (loss) per common share:

Income (loss) from continuing operations	$0.24	$0.16	$(0.00)	$(0.03)	$0.37

Loss from discontinued operations	(0.01)	(0.15)	(0.28)	(0.05)	(0.49)

Diluted net income (loss) per common share	$0.23	$0.01	$(0.29)	$(0.08)	$(0.12)

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2001

	First	Second	Third	Nine
	Quarter	Quarter	Quarter	Months

Net Sales	$389,672	$416,602	$430,487	$1,236,761

Costs and expenses:

Cost of products sold	198,464	209,815	211,613	619,892

Asset writedowns and discontinued product inventories as a result of restructuring and special charges	—	—	10,940	10,940

Total cost of products sold	198,464	209,815	222,553	630,832

Selling, general and administrative expenses	156,628	170,081	170,523	497,232

Restructuring and special charges and other asset writedowns	—	—	486	486

Total costs and expenses	355,092	379,896	393,562	1,128,550

Operating income	34,580	36,706	36,925	108,211

Interest and other expenses	(13,872)	(12,023)	(11,934)	(37,829)

Net income (loss) of joint ventures	2,000	4	986	2,990

Other income (expense) — gain (loss) on special items	—	—	—	—

Income (loss) from continuing operations before income taxes	22,708	24,687	25,977	73,372

Income taxes (benefit)	8,013	8,728	12,114	28,855

Income (loss) from continuing operations	14,695	15,959	13,863	44,517

Discontinued operation:

Loss from discontinued Specialty Personal Care segment, net of income tax	(1,597)	(1,218)	(876)	(3,691)

Loss on disposal of discontinued Specialty Personal Care segment, net of income tax	—	—	(198,403)	(198,403)

Net Income (Loss)	$13,098	$14,741	$(185,416)	$(157,577)

Weighted average basic shares outstanding	91,291	91,368	91,494	91,385

Weighted average equivalent shares	294	442	—	—

Weighted average diluted shares outstanding	91,585	91,810	91,494	91,385

Basic net income (loss) per common share:

Income (loss) from continuing operations	$0.16	$0.17	$0.15	$0.49

Loss from discontinued operations	(0.02)	(0.01)	(2.18)	(2.21)

Basic net income (loss) per common share	$0.14	$0.16	$(2.03)	$(1.72)

Diluted net income (loss) per common share:

Income (loss) from continuing operations	$0.16	$0.17	$0.15	$0.49

Loss from discontinued operations	(0.02)	(0.01)	(2.18)	(2.21)

Diluted net income (loss) per common share	$0.14	$0.16	$(2.03)	$(1.72)

The Dial Corporation

Statement of Consolidated Cash Flows

	2000

	First	Second	Third	Fourth	Full
	Quarter	Quarter	Quarter	Quarter	Year

Net income (loss)	$21,498	$1,129	$(26,166)	$(7,469)	$(11,008)

Adjustments to reconcile net income to net cash provided (used) by operating activities:

Discontinued operations, net of tax	1,173	13,714	25,720	4,690	45,297

Special and restructuring charges	—	10,399	17,760	20,247	48,406

Depreciation	9,259	9,742	9,789	10,918	39,708

Amortization	1,714	1,928	2,295	2,361	8,298

Deferred income taxes	4,645	3,952	(183)	(6,538)	1,876

Gain (loss) — special items	—	(6,662)	(4,583)	2,002	(9,243)

Change in operating assets and liabilities:

Receivables	5,977	(13,901)	30,486	(5,584)	16,978

Inventories	(11,229)	12,441	(10,712)	10,324	824

Trade accounts payable	(32,502)	24,082	2,337	12,642	6,559

Income taxes payable	(33,851)	2,781	(1,551)	(958)	(33,579)

Other assets and liabilities, net	(9,446)	9,023	(3,868)	15,745	11,454

Net cash provided (used) by operating activities	(42,762)	68,628	41,324	58,380	125,570

CASH FLOWS PROVIDED (USED) BY INVESTING ACTIVITIES:

Capital expenditures	(4,608)	(11,876)	(9,497)	(16,107)	(42,088)

Investment in and loans to joint ventures	(3,264)	(22,810)	(1,136)	13,720	(13,490)

Acquisition of business, net of cash acquired	—	(116,836)	(2,237)	(79)	(119,152)

Proceeds from disposition of discontinued operation	—	—	—	—	—

Investments in and transfers from discontinued operation	11,627	(3,229)	(16,127)	(5,999)	(13,728)

Proceeds from sale of assets	(1)	13,644	1,696	(4,381)	10,958

Net cash provided (used) by investing activities	3,754	(141,107)	(27,301)	(12,846)	(177,500)

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:

Net change in long-term debt	109,699	115,818	(57,281)	84	168,320

Common stock purchased for treasury	(83,143)	—	(111)	110	(83,144)

Net change in short-term debt	91,644	(21,323)	36,786	(41,494)	65,613

Dividends paid on common stock	(7,533)	(7,287)	(7,293)	(3,649)	(25,762)

Cash proceeds from stock options	526	176	448	(276)	874

Net change in receivables sold	(73,177)	—	—	—	(73,177)

Net cash provided (used) by financing activities	38,016	87,384	(27,451)	(45,225)	52,724

Net increase (decrease) in cash and cash equivalents	(992)	14,905	(13,428)	309	794

Cash and cash equivalents, beginning of period	5,939	4,947	19,852	6,424	5,939

CASH AND CASH EQUIVALENTS, END OF PERIOD	$4,947	$19,852	$6,424	$6,733	$6,733

[Additional columns below]

[Continued from above table, first column(s) repeated]

	2001

	First	Second	Third	Nine
	Quarter	Quarter	Quarter	Months

Net income (loss)	$13,098	$14,741	$(185,416)	$(157,577)

Adjustments to reconcile net income to net cash provided (used) by operating activities:

Discontinued operations, net of tax	1,597	1,218	199,279	202,094

Special and restructuring charges	—	—	11,787	11,787

Depreciation	9,761	9,578	9,857	29,196

Amortization	2,430	2,486	2,570	7,486

Deferred income taxes	1,100	494	(2,189)	(595)

Gain (loss) — special items	—	—	—	—

Change in operating assets and liabilities:

Receivables	10,399	3,228	(214)	13,413

Inventories	(7,999)	7,234	(2,391)	(3,156)

Trade accounts payable	(20,219)	1,983	(2,725)	(20,961)

Income taxes payable	(17,337)	12,631	(37,150)	(41,856)

Other assets and liabilities, net	(8,336)	14,122	38,338	44,124

Net cash provided (used) by operating activities	(15,506)	67,715	31,746	83,955

CASH FLOWS PROVIDED (USED) BY INVESTING ACTIVITIES:

Capital expenditures	(3,091)	(6,489)	(7,976)	(17,556)

Investment in and loans to joint ventures	—	—	—	—

Acquisition of business, net of cash acquired	(75)	—	—	(75)

Proceeds from disposition of discontinued operation	—	—	8,000	8,000

Investments in and transfers from discontinued operation	29,833	828	15,684	46,345

Proceeds from sale of assets	2	2,269	(11)	2,260

Net cash provided (used) by investing activities	26,669	(3,392)	15,697	38,974

CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:

Net change in long-term debt	(1)	(20,803)	32,469	11,665

Common stock purchased for treasury	—	—	—	—

Net change in short-term debt	(10,014)	(36,763)	(78,999)	(125,776)

Dividends paid on common stock	(3,653)	(3,635)	(3,662)	(10,950)

Cash proceeds from stock options	239	388	1,342	1,969

Net change in receivables sold	—	—	—	—

Net cash provided (used) by financing activities	(13,429)	(60,813)	(48,850)	(123,092)

Net increase (decrease) in cash and cash equivalents	(2,266)	3,510	(1,407)	(163)

Cash and cash equivalents, beginning of period	6,733	4,467	7,977	6,733

CASH AND CASH EQUIVALENTS, END OF PERIOD	$4,467	$7,977	$6,570	$6,570

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Dial Corporation
December 3, 2001

/s/ Conrad A. Conrad
Executive Vice President and Chief Financial Officer